UNITED STATES
  SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2003

          First Commonwealth Financial Corporation
 (Exact name of registrant as specified in its charter)

Pennsylvania	0-11242	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

22 N. Sixth Street, Indiana, PA	15701
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:     (724) 349-7220

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits
Exhibit 99.1 First Commonwealth Financial Corporation Press Release dated April 17, 2003

Item 9.      REGULATION FD DISCLOSURE

On April 17, 2003, First Commonwealth Financial Corporation issued a press release announcing its earnings for the three month period ended March 31, 2003.  A copy of this press release and related earnings tables are furnished herein as exhibit 99.1.  This information is being furnished under Item 9 as provided in the Commission's final rule; interim guidance regarding Form 8-K Item 11 and 12 filing requirements (Release No. 34-47583).

Dated:  April 17, 2003

                              FIRST COMMONWEALTH FINANCIAL CORPORATION

                              By:  /S/JOHN J. DOLAN
                                    John J. Dolan
                                   Executive Vice President and
                                   Chief Financial Officer